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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 9, 2000


                               PopMail.com, inc.
             (Exact name of registrant as specified in its charter)


           Minnesota                      0-23243               41-1487885
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



         1331 Corporate Drive, Suite 350
                Irving, Texas                                   75038
     (Address of Principal Executive Offices)                (Zip Code)


                         4801 W. 81st Street, Suite 112
                             Bloomington, MN 55437
          (Former name or former address if changed since last report)


               Registrant's telephone number, including area code:
                                 (972) 550-5000



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Item 7  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired

          The audited financial statements of IZ.com Incorporated as of December 31, 1999 and for the period from February 9, 1999 (date of inception) to December 31, 1999 are attached hereto as Exhibit 99.1.

     (b)  Pro Forma Financial Information

          The required pro forma financial information relating to the Company's merger with IZ.com Incorporated is attached hereto as Exhibit 99.2.

     (c)  Exhibits

          23.1 Consent of Ernst & Young LLP

          99.1 Audited Financial Statements of IZ.com Incorporated as of December 31, 1999 and for the period from February 9, 1999 (date of inception) to December 31, 1999.

          99.2 Unaudited Pro Forma Combined Financial Statements of PopMail.com, inc. as of January 2, 2000 and for the year then ended.















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POPMAIL.COM, INC.


                                         By:  /s/ Stephen D. King
                                             -----------------------------------
                                              Its: Chief Executive Officer


Dated:  April 24, 2000









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                                  EXHIBIT INDEX


      Exhibit
        No.
--------------------


       23.1          Consent of Ernst & Young LLP.

       99.1 Audited Financial Statements of IZ.com Incorporated as of December 31, 1999 and for the period from February 9, 1999 (date of inception) to December 31, 1999.

       99.2 Unaudited Pro Forma Combined Financial Statements of PopMail.com, inc. as of January 2, 2000 and for the year then ended.










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